American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	March 31
ASSETS	2016	2015

Cash and due from banks	$26,345	$23,995
Interest-bearing deposits in other banks	61,186	75,254
Federal funds sold	—	13,616

Securities available for sale, at fair value	356,998	352,208
Restricted stock, at cost	5,355	4,979
Loans held for sale	785	1,936

Loans	1,034,564	965,902
Less allowance for loan losses	(12,675)	(12,844)
Net Loans	1,021,889	953,058

Premises and equipment, net	23,241	24,371
Other real estate owned, net	1,493	2,653
Goodwill	43,872	44,210
Core deposit intangibles, net	2,395	3,583
Bank owned life insurance	17,773	17,261
Accrued interest receivable and other assets	21,222	22,974

Total assets	$1,582,554	$1,540,098

Liabilities
Demand deposits -- noninterest-bearing	$321,599	$289,818
Demand deposits -- interest-bearing	231,970	229,721
Money market deposits	218,543	202,706
Savings deposits	119,286	110,104
Time deposits	401,033	410,326
Total deposits	1,292,431	1,242,675

Short-term borrowings:
Customer repurchase agreements	42,184	53,664
Long-term borrowings	9,963	9,941
Junior subordinated debt	27,648	27,546
Accrued interest payable and other liabilities	9,885	9,583
Total liabilities	1,382,111	1,343,409

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,612,658 shares outstanding at March 31, 2016 and
8,709,935 shares outstanding at March 31, 2015	8,575	8,710
Capital in excess of par value	74,744	77,612
Retained earnings	113,628	106,102
Accumulated other comprehensive income, net	3,496	4,265
Total shareholders' equity	200,443	196,689

Total liabilities and shareholders' equity	$1,582,554	$1,540,098

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended
	March 31
	2016	2015
Interest and Dividend Income:
Interest and fees on loans	$12,115	$11,770
Interest on federal funds sold	—	4
Interest and dividends on securities:
Taxable	1,084	975
Tax-exempt	823	960
Dividends	91	82
Other interest income	58	48
Total interest and dividend income	14,171	13,839

Interest Expense:
Interest on deposits	1,297	1,194
Interest on short-term borrowings	1	3
Interest on long-term borrowings	81	80
Interest on junior subordinated debt	208	184
Total interest expense	1,587	1,461

Net Interest Income	12,584	12,378
Provision for loan losses	50	600

Net Interest Income After Provision for Loan Losses	12,534	11,778

Noninterest Income:
Trust fees	930	952
Service charges on deposit accounts	492	497
Other fees and commissions	672	588
Mortgage banking income	292	222
Securities gains, net	366	310
Brokerage fees	204	215
Income from Small Business Investment Companies	166	234
Other	175	138
Total noninterest income	3,297	3,156

Noninterest Expense:
Salaries	4,215	4,147
Employee benefits	1,114	1,075
Occupancy and equipment	1,099	1,172
FDIC assessment	188	185
Bank franchise tax	256	235
Core deposit intangible amortization	288	301
Data processing	444	462
Software	297	283
Other real estate owned, net	104	53
Merger related expenses	—	359
Other	1,913	1,775
Total noninterest expense	9,918	10,047

	Three Months Ended
	March 31
	2016	2015

Income Before Income Taxes	5,913	4,887
Income Taxes	1,785	1,372
Net Income	$4,128	$3,515

Net Income Per Common Share:
Basic	$0.48	$0.40
Diluted	$0.48	$0.40
Weighted Average Common Shares Outstanding:
Basic	8,608,728	8,723,633
Diluted	8,613,896	8,732,679

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2016	2015	2015	2016	2015
EARNINGS
Interest income	$14,171	$13,951	$13,839	$14,171	$13,839
Interest expense	1,587	1,507	1,461	1,587	1,461
Net interest income	12,584	12,444	12,378	12,584	12,378
Provision for loan losses	50	250	600	50	600
Noninterest income	3,297	3,818	3,156	3,297	3,156
Noninterest expense	9,918	9,466	10,047	9,918	10,047
Income taxes	1,785	1,939	1,372	1,785	1,372
Net income	4,128	4,607	3,515	4,128	3,515

PER COMMON SHARE
Net income per share - basic	$0.48	$0.53	$0.40	$0.48	$0.40
Net income per share - diluted	0.48	0.53	0.40	0.48	0.40
Cash dividends paid	0.24	0.24	0.23	0.24	0.23
Book value per share	23.27	22.95	22.58	23.17	22.58
Book value per share - tangible (a)	17.90	17.55	17.09	17.90	17.09
Closing market price	25.33	25.61	22.58	25.33	22.58

FINANCIAL RATIOS
Return on average assets	1.06%	1.20%	0.93%	1.06%	0.93%
Return on average equity	8.28	9.32	7.17	8.28	7.17
Return on average tangible equity (b)	11.27	12.77	10.02	12.86	10.02
Average equity to average assets	12.86	12.88	12.91	12.86	12.91
Tangible equity to tangible assets (a)	10.04	10.08	9.98	10.04	9.98
Net interest margin, taxable equivalent	3.67	3.68	3.73	3.67	3.73
Efficiency ratio (c)	61.36	57.52	63.90	61.36	63.90
Effective tax rate	30.19	29.62	28.07	30.19	28.07

PERIOD-END BALANCES
Securities	$362,353	$345,661	$357,187	$362,353	$357,187
Loans held for sale	785	3,266	1,936	785	1,936
Loans, net of unearned income	1,034,564	1,005,525	965,902	1,034,564	965,902
Goodwill and other intangibles	46,267	46,555	47,793	46,267	47,793
Assets	1,582,554	1,547,599	1,540,098	1,582,554	1,540,098
Assets - tangible (a)	1,536,287	1,501,044	1,492,305	1,536,287	1,492,305
Deposits	1,292,431	1,262,660	1,242,675	1,292,431	1,242,675
Customer repurchase agreements	42,184	40,611	53,664	42,184	53,664
Long-term borrowings	37,611	37,580	37,487	37,611	37,487
Shareholders' equity	200,443	197,835	196,689	200,443	196,689
Shareholders' equity - tangible (a)	154,176	151,280	148,896	154,176	148,896

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2016	2015	2015	2016	2015
AVERAGE BALANCES
Securities	$347,290	$349,116	$345,800	$347,290	$345,800
Loans held for sale	2,055	3,446	939	2,055	939
Loans, net of unearned income	1,016,696	983,725	954,882	1,016,696	954,882
Interest-earning assets	1,424,808	1,386,256	1,382,817	1,424,808	1,382,817
Goodwill and other intangibles	46,441	47,193	47,988	46,441	47,988
Assets	1,551,124	1,534,247	1,518,449	1,551,124	1,518,449
Assets - tangible (a)	1,504,683	1,487,054	1,470,461	1,504,683	1,470,461
Interest-bearing deposits	950,271	931,223	938,064	950,271	938,064
Deposits	1,260,534	1,247,612	1,221,037	1,260,534	1,221,037
Customer repurchase agreements	44,412	42,524	53,181	44,412	53,181
Long-term borrowings	37,593	37,561	37,469	37,593	37,469
Shareholders' equity	199,525	197,658	196,086	199,525	196,086
Shareholders' equity - tangible (a)	153,084	150,465	148,098	153,084	148,098

CAPITAL
Weighted average shares outstanding - basic	8,608,728	8,627,414	8,723,633	8,608,728	8,723,633
Weighted average shares outstanding - diluted	8,613,896	8,633,778	8,732,679	8,613,896	8,732,679

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,601	$12,611	$12,427	$12,601	$12,427
Provision for loan losses	50	250	600	50	600
Charge-offs	(40)	(317)	(309)	(40)	(309)
Recoveries	64	57	126	64	126
Ending balance	$12,675	$12,601	$12,844	$12,675	$12,844

LOANS
Construction and land development	$82,711	$72,968	$68,069	$82,711	$68,069
Commercial real estate	424,538	430,186	436,562	424,538	436,562
Residential real estate	225,737	220,434	211,261	225,737	211,261
Home equity	100,019	98,449	97,811	100,019	97,811
Commercial and industrial	196,110	177,481	146,280	196,110	146,280
Consumer	5,449	6,007	5,919	5,449	5,919
Total	$1,034,564	$1,005,525	$965,902	$1,034,564	$965,902

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	—	—	—	—	—
Nonaccrual	5,276	5,205	5,123	5,276	5,123
Other real estate owned	1,493	2,184	2,653	1,493	2,653
Nonperforming assets	$6,769	$7,389	$7,776	$6,769	$7,776

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2016	2015	2015	2016	2015
ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.23%	1.25%	1.33%	1.23%	1.33%
Allowance for loan losses to
nonperforming loans	240.24	242.09	250.71	240.24	250.71
Nonperforming assets to total assets	0.43	0.48	0.50	0.43	0.50
Nonperforming loans to total loans	0.51	0.52	0.53	0.51	0.53
Annualized net charge-offs (recoveries)
to average loans	(0.01)	0.11	0.08	(0.01)	0.08

OTHER DATA
Fiduciary assets at period-end (d) (e)	$491,257	$491,681	$502,779	$491,257	$502,779
Retail brokerage assets at period-end (d) (e)	$268,542	$257,546	$244,725	$268,542	$244,725
Number full-time equivalent employees (f)	301	303	318	301	318
Number of full service offices	25	25	27	25	25
Number of loan production offices	2	2	2	2	2
Number of ATM's	33	33	34	33	33

Notes:
(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
(c) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by noninterest income and net interest income including tax equivalent income on nontaxable loans and securities and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(d) - Market value.
(e) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(f) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended March 31, 2016 and 2015
	(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2016	2015	2016	2015	2016	2015
Loans:
Commercial	$188,275	$139,120	$1,855	$1,826	3.96%	5.32%
Real estate	824,970	801,373	10,090	9,719	4.89	4.85
Consumer	5,506	15,328	231	240	16.87	6.35
Total loans	1,018,751	955,821	12,176	11,785	4.79	4.94

Securities:
Federal agencies & GSEs	88,283	74,850	378	245	1.71	1.31
Mortgage-backed & CMOs	75,891	65,558	384	378	2.02	2.31
State and municipal	166,187	190,216	1,493	1,763	3.59	3.71
Other	16,929	15,176	162	123	3.83	3.24
Total securities	347,290	345,800	2,417	2,509	2.78	2.90

Federal funds sold	—	14,580	—	4	—	0.11
Deposits in other banks	58,767	66,616	58	48	0.40	0.29

Total interest-earning assets	1,424,808	1,382,817	14,651	14,346	4.12	4.16

Non-earning assets	126,316	135,632

Total assets	$1,551,124	$1,518,449

Deposits:
Demand	$231,368	$212,673	36	18	0.06	0.03
Money market	205,274	202,935	76	71	0.15	0.14
Savings	117,650	107,683	14	12	0.05	0.05
Time	395,979	414,773	1,171	1,093	1.19	1.07
Total deposits	950,271	938,064	1,297	1,194	0.55	0.52

Customer repurchase agreements	44,412	53,181	1	3	0.01	0.02
Long-term borrowings	37,593	37,469	289	264	3.08	2.82
Total interest-bearing
liabilities	1,032,276	1,028,714	1,587	1,461	0.62	0.57

Noninterest bearing demand deposits	310,263	282,973
Other liabilities	9,060	10,676
Shareholders' equity	199,525	196,086
Total liabilities and
shareholders' equity	$1,551,124	$1,518,449

Interest rate spread					3.50%	3.59%
Net interest margin					3.67%	3.73%

Net interest income (taxable equivalent basis)			13,064	12,885
Less: Taxable equivalent adjustment			480	507
Net interest income			$12,584	$12,378